SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                            File No. 000-21775

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement (revised)

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            THINK NEW IDEAS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

      N/A
      --------------------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:

      N/A
      --------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      N/A
      --------------------------------------------------------------------------

4)    Proposed maximum aggregate value of transaction:

      N/A
      --------------------------------------------------------------------------

5)    Total fee paid:  N/A
                       ---------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

                            THINK NEW IDEAS, INC.
                       45 WEST 36TH STREET, 12TH FLOOR
                           NEW YORK, NEW YORK 10018



                              November 10, 1997


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of THINK New Ideas, Inc. (the "Company") on December 11, 1997. The meeting will begin at 10:00 a.m. (Pacific Time) at THINK New Ideas, Inc., 8000 Sunset Boulevard, Penthouse East, Los Angeles, California 90046.

     Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all stockholders of the Company on or about November 10, 1997.

     Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed Proxy Card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and do attend the Annual Meeting and wish to vote your shares in person, even after returning your Proxy Card, you still may do so.

     We look forward to seeing you in Los Angeles on December 11, 1997.



                                                Very truly yours,


                                                /s/ Scott A. Mednick
                                                -----------------------
                                                Scott A. Mednick
                                                Chief Executive Officer

                            THINK NEW IDEAS, INC.
                       45 WEST 36TH STREET, 12TH FLOOR
                           NEW YORK, NEW YORK 10018
                   ----------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON DECEMBER 11, 1997

                   ----------------------------------------

TO THE STOCKHOLDERS OF THINK NEW IDEAS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THINK New Ideas, Inc., a Delaware corporation (the "Company"), will be held at THINK New Ideas, Inc., 8000 Sunset Boulevard, Penthouse East, Los Angeles, California 90046, on December 11, 1997, at 10:00 a.m. (Pacific Time) and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect seven directors to serve for a period of one year or until their successors have been duly elected and qualified;

     2. To approve the adoption of the THINK New Ideas, Inc. Amended and Restated 1997 Stock Option Plan which provides for the issuance of Qualified Incentive Stock Options and Non-Qualified Stock Options; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders should note that the Bylaws of the Company provide that no proposals or nominations of directors by stockholders shall be presented for vote at an Annual Meeting of Shareholders unless written notice complying with the requirements in the Bylaws is provided to the Board of Directors or the Secretary no later than the close of business on the last business day of the month of January prior to the Annual Meeting of Stockholders.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, 19TH FLOOR, NEW YORK, NEW YORK 10004.

                                          By Order of the Executive Committee
                                              of the Board of Directors,

                                          /s/ Melvin L. Epstein
                                          ----------------------------
                                          Melvin L. Epstein, Secretary
New York, New York
November 10, 1997

                            THINK NEW IDEAS, INC.

                               PROXY STATEMENT
                                   FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement (the "Proxy Statement") is being furnished to stockholders of THINK New Ideas, Inc., a Delaware corporation (the "Company") in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of the Company, for use at the Annual Meeting of Stockholders to be held on December 11, 1997 at 10:00 a.m. (Pacific Time) at THINK New Ideas, Inc., 8000 Sunset Boulevard, Penthouse East, Los Angeles, California 90046 (Phone: 213-866-8000) or at any adjournment thereof (the "Annual Meeting"), as set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders of the Company on or about November 11, 1997. The principal executive offices of the Company are located at 45 West 36th Street, 12th Floor, New York, New York 10018.

     The Annual Meeting has been called to consider and take action on the following proposals:

1. To elect seven directors to serve for a period of one year or until their successors have been duly elected and qualified;

2. To approve the adoption of the THINK New Ideas, Inc. Amended and Restated 1997 Stock Option Plan which provides for the issuance of Qualified Incentive Stock Options and Non-Qualified Stock Options; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Affirmative action with respect to each of the above proposals has been taken by unanimous action of the executive committee of the Board of Directors (the "Executive Committee"). The Board of Directors established the Executive Committee in June 1997 and empowered such committee with all of the rights, powers, privileges, duties and responsibilities of the Board of Directors in the management of the business and affairs of the Company to the extent not assigned to other committees and as permitted by Delaware law, the Certificate of Incorporation and the Bylaws of the Company. Accordingly, unless otherwise noted or the context otherwise requires, references to the Board of Directors should be construed to mean the Executive Committee thereof. The Board of Directors recommends that the stockholders vote in favor of each of the proposals.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997 is enclosed herewith. Additional copies thereof maybe obtained at no extra cost upon written request delivered to Mr. Melvin Epstein, Secretary, at THINK New Ideas, Inc., 45 West 36th Street, 12th Floor, New York, New York 10018.

                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is being furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting (including any adjournments thereof).

RECORD DATE

     The close of business on October 13, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were 6,611,668 shares of Common Stock, par value $.0001 per share, of the Company (the "Common Stock") issued and outstanding. Each share of Common Stock of record as of the Record Date is entitled to one vote on each matter properly brought before the Annual Meeting. Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. The Company's stock transfer books will not be closed.

QUORUM; VOTING

     The holders of a majority of all of the shares of Common Stock entitled to vote at the Annual Meeting (present in person or by proxy) will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Each share of Common Stock entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated on an otherwise properly executed proxy, the shares of Common Stock represented by such proxy will be voted as recommended by the Board of Directors. Shares of Common Stock as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

REVOCATION

     Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred therein. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, that the proxy is to be used, or with the chairman of such meeting on the day thereof or on the adjournment thereof, and upon either of such deposits the proxy is revoked.

     As of the Record Date,  all of the present  directors,  as a group of seven
(7) persons, own beneficially 1,744,625 shares of Common Stock (26.4% of the total outstanding shares of Common Stock) and all of the present directors and executive officers of the Company, as a group of ten (10) persons, owned beneficially 2,261,234 shares (32.5 % of the total outstanding shares of Common Stock). The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the proposals set forth herein. To the knowledge of management, as of the Record Date, the only executive officers, directors and nominees for director who owned beneficially five percent (5%) or more of the Company's outstanding shares of Common Stock were Scott Mednick and Ronald Bloom. Frank DeLape, a former director of the Company, is an officer, director and principal stockholder of Benchmark Equity Group, Inc. ("Benchmark"), which owned beneficially 14% of the outstanding shares of Common Stock. In addition to the foregoing, Omnicom Group Inc. ("Omnicom") owned beneficially 18.2% of the outstanding shares of Common Stock. Barry Wagner, a director of the Company, is the Secretary of and General Counsel to Omnicom Group Inc. See "Security Ownership of Certain Beneficial Owners and Management."

EXPENSES OF SOLICITATION

     All expenses of this solicitation including the costs of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and others for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. Directors, officers and employees of the Company may also solicit proxies, in person or by telephone, telegram, letter, facsimile or other means of communication. Such persons will not be compensated for doing so, but may receive reimbursement for reasonable out-of-pocket expenses in connection with such solicitation.

     ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ABSTENTIONS AND BROKER NON-VOTES ARE COUNTED FOR PURPOSES OF DETERMINING THE PRESENCE OR ABSENCE OF A QUORUM BUT ARE NOT COUNTED AS AN AFFIRMATIVE VOTE FOR PURPOSES OF DETERMINING WHETHER A PROPOSAL HAS BEEN APPROVED. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

                       DISSENTERS' RIGHTS OF APPRAISAL

     The Board of Directors has not proposed any action for which the laws of the State of Delaware, the Certificate of Incorporation or Bylaws of the Company provide a right of a stockholder to dissent and obtain payment for shares.

                      INTEREST OF OFFICERS AND DIRECTORS
                         IN MATTERS TO BE ACTED UPON

     Officers or directors of the Company have a substantial interest in both of the matters to be acted upon at the Annual Meeting. Each of the nominees is currently a director of the Company and has been nominated for re-election for a period of one (1) year as set forth in Proposal One. Every officer and director has an interest in the approval and ratification of the adoption of the THINK New Ideas, Inc. Amended and Restated 1997 Stock Option Plan that is the subject of Proposal Two to the extent that such persons are or will be eligible to participate in such plan.

                                 PROPOSAL 1:
                      TO ELECT SEVEN DIRECTORS TO SERVE
                   FOR A PERIOD OF ONE YEAR OR UNTIL THEIR
               SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

     Seven (7) directors are being nominated for election at the Annual Meeting. There are currently seven (7) members on the Board of Directors. All of the nominees for directors currently serve as members of the Board of Directors and are standing for re-election. Each director will serve for a period of one (1) year or until a successor has been duly elected and qualified. Proxies in the accompanying form will be voted for the nominees listed herein, except where the authority to do so is withheld by the stockholder. The election of directors will be decided by a majority of votes cast.

     The nominees for directors are: Scott Mednick, Ronald Bloom, Adam Curry, Barry Wagner, Larry Kopald, Richard Char and Marc Canter.

     If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons, or a lesser number of persons, as may be designated by the Board of Directors. Management of the Company has no reason to believe that any of the nominees will be unable to serve.

     Biographical information with respect to the nominees is set forth in the section of this Proxy Statement entitled "Directors and Executive Officers."

     THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.


                       DIRECTORS AND EXECUTIVE OFFICERS

     Biographical information with respect to the current executive officers and directors, and the nominees for directors, is set forth below. There are no family relationships between or among any of such persons. The current directors and executive officers of the Company are:

      NAME              AGE                     POSITION WITH THE COMPANY
      ----              ---                     -------------------------

Scott Mednick            41            Chief  Executive  Officer and Chairman of
                                       the Board
Ronald Bloom             45            President,  Chief  Operating  Officer and
                                       Director
Melvin Epstein           50            Chief Financial Officer and Secretary
Adam Curry               33            Chief Technology Officer and Director
Larry Kopald             43            Chief Creative Officer and Director
James Grannan            34            Executive Vice President
Susan Goodman            42            Executive Vice President
James Carlisle           50            Executive Vice President
Richard Char             38            Director
Marc Canter              40            Director
Barry Wagner             57            Director

SCOTT MEDNICK has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in January 1996. Mr. Mednick founded The Mednick Group a subsidiary primarily engaged in the provision of strategic marketing and corporate and brand positioning, in 1985. Mr. Mednick is an officer and director of The Mednick Group. Mr. Mednick holds a B.F.A. Degree from the Rhode Island School of Design and a M.A. from the University of Santa Monica.

RONALD BLOOM has been a Director and the President and Chief Operating Officer of the Company since June 1996. From 1995 to 1996, Mr. Bloom was Chief Operating Officer and General Manager of On Ramp, a subsidiary primarily engaged in the provision of Internet and intranet systems and services and presently serves as its Vice President and Secretary. Prior to joining On Ramp, Mr. Bloom founded and served as the President of Ron Bloom Productions, a production company and consulting firm founded by Mr. Bloom from 1989 to 1994.

MELVIN EPSTEIN has been the Chief Financial Officer of the Company since November 1996. From 1994 to August 1996, Mr. Epstein was Managing Director of TN Services, a unit of True North Communications, an advertising agency. Prior to joining TN Services, Mr. Epstein was the Chief Financial Officer of Backer Spielvogel Bates, a subsidiary of Saatchi & Saatchi, P.L.C., from 1987 to 1994. Mr. Epstein holds a B.S. in Accounting from Queens College.

ADAM CURRY has been a Director and the Chief Technical Officer of the Company since June 1996. Mr. Curry founded and has been Chairman of the Board of Directors of On Ramp since 1994 and its President since March 1996. From 1987 to 1992, Mr. Curry served as an On-Air Personality for MTV Networks in New York.

JAMES GRANNAN has been Executive Vice President of the Company since June 1996. Mr. Grannan founded Creative Resources, a Subsidiary primarily engaged in the provision of strategic marketing and corporate and brand positioning services, in 1994. Mr. Grannan was Creative Manager for the Coca-Cola Company from 1992 to 1994 and Promotional Packaging and Design Manager for the Coca- Cola Company from 1988 to 1992. Mr. Grannan holds a B.A. Degree in Advertising Design from the Atlanta College of Art.

SUSAN GOODMAN has been Executive Vice President of the Company since June 1996. Ms. Goodman founded The Goodman Group, a subsidiary primarily engaged in the provision of strategic marketing and corporate and brand positioning services, in 1993. Previously she was Director of Client Services at Chiat Day Direct Marketing from February 1992 through July 1992. Ms. Goodman serves on the Operating Committee of the Direct Marketing Association's Business to Business Council. Ms. Goodman has a B.A. in history from Tufts University and received her M.B.A. in Marketing, Finance and Strategic Planning from Northwestern University's Kellogg School of Management.

JAMES CARLISLE has been Executive Vice President of the Company since June 1996. Dr. Carlisle founded NetCube Corporation, a Subsidiary primarily engaged in the provision of database and information management and utilization services, in 1978. Dr. Carlisle received his Ph.D. and M.Phil. from Yale University's School of Organization and Management and a B.S. in Engineering with Honors from Princeton University.

BARRY WAGNER has been a Director of the Company since September 1996. Mr. Wagner has been an employee of Omnicom and its predecessor companies since 1974, and currently serves as Secretary and General Counsel of Omnicom. Mr. Wagner also serves as Secretary and Chief Legal Officer of BBDO Worldwide Inc. and is Senior Vice President and Chief Legal Officer of BBDO New York, both of which are part of Omnicom. Prior to joining Omnicom, Mr. Wagner was an attorney with the National Broadcasting Company and the Federal Reserve Bank of New York. Mr. Wagner is a graduate of Hamilton College and Harvard Law School.

RICHARD CHAR has been a director of the Company since August 1997. Mr. Char is Managing Director and Head of Technology Investment Banking at Cowen & Company. Prior to joining Cowen & Company, Mr. Char was an attorney for Wilson Sonsini Goodrich & Rosati for thirteen years. Mr. Char holds an A.B. from Harvard University and a J.D. from Stanford University.

MARC CANTER has been a director of the Company since August 1997. Mr. Canter has been the Chairman of Canter Technology since founding the company in 1992. Prior to forming Canter Technology, Mr. Canter was the founder and chairman of MacroMind, which merged into MacroMedia, until he retired in 1991. Mr. Canter holds a B.F.A. from Oberlin Conservatory of Music.

LARRY KOPALD has been a director of the Company since September 1997. Mr. Kopald is the Chief Creative Officer of the Company and the President of the Company's Los Angeles office. Prior to joining the Company, Mr. Kopald was the Executive Creative Officer of Fathom, a division of Ketchum Communications, Inc. from 1995 to 1997. Prior to joining Fathom, Mr. Kopald was the Executive Creative Director/Executive Vice President of Foote, Coyne & Belding from 1987 to 1994. In 1994, Mr. Kopald founded The Kopald Group, a consulting firm specializing in strategic and creative issues. Mr. Kopald holds a B.S. in Pre-Med. from Drake and a Masters degree in Journalism form Northwestern University.

ANGEL MARTINEZ, formerly a director of the Company, resigned from his position on the Board of Directors in February 1997.

MICHAEL RIBERO, formerly a director of the Company, resigned from his position on the Board of Directors in August 1997.

FRANK DELAPE, formerly a director of the Company, resigned from his position on the Board of Directors in September 1997.

COMPOSITION OF THE BOARD OF DIRECTORS

     All directors of the Company are elected to serve in such capacities until the subsequent annual meeting of stockholders of the Company or until their successors are duly elected and qualified. Officers of the Company serve at the discretion of the Board of Directors. The Bylaws provide that the number of directors of the Company shall not be less than two nor more than twelve. Currently, the Board of Directors has seven (7) members, two of whom (Messrs. Char and Canter) are independent directors.

     Pursuant to the rules of the Nasdaq National Market Systemsm, the Company is required to have two independent directors. In February 1997, Angel Martinez, an independent director, resigned, leaving one independent director on the Board of Directors. In August 1997, Michael Ribero, the remaining independent director, resigned from the Board of Directors. In August 1997, Richard Char and Marc Canter, both independent directors, were elected to fill the vacancies on the Board of Directors created by the resignations of Messrs. Martinez and Ribero. One of the purposes of the Annual Meeting is to elect two independent directors in compliance with the rules of the Nasdaq National Market Systemsm. Two of the nominees for directors (Messrs. Char and Canter) are independent.

     The Board of Directors held thirteen (13) meetings during the fiscal year ended June 30, 1997. During such year, two former directors (Messrs. Martinez and Ribero) attended fewer than seventy-five percent (75%) of the meetings of the Board of Directors. No incumbent director attended fewer than ninety percent (90%) of the meetings of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE. The Company's audit committee (the "Audit Committee") is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and for reviewing the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also includes review and discussion with management and the Board of Directors of such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Prior to his resignation, Mr. Ribero served on the Audit Committee. Currently, Messrs. Char and Wagner serve as members of the Audit Committee, having recently replaced Mr. Ribero. The Audit Committee held no meetings during the fiscal year ended June 30, 1997. However, matters which would otherwise be addressed by the Audit Committee were addressed at meetings of the Board of Directors.

     COMPENSATION COMMITTEE. The Company's compensation committee (the "Compensation Committee") approves the compensation for executive employees of the Company. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and administers the Company's Amended and Restated 1997 Stock Option Plan. Prior to their resignations, Messrs. Ribero and Martinez served on the Compensation Committee. Currently, Messrs. Char and Canter serve as members of the Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended June 30, 1997.

     EXECUTIVE COMMITTEE. The Executive Committee has the rights, privileges, duties and responsibilities to exercise the full power and authority of the Board of Directors in the management of the business and affairs of the Company, to the extent not assigned to other committees of the Board of Directors and to the extent permitted by Delaware law, the Articles of Incorporation of the Company and the Bylaws of the Company. Messrs. Mednick, Bloom and Wagner are currently members of the Executive Committee. The Executive Committee held one meeting during the fiscal year ended June 30, 1997. The Company has no nominating committee; however, the Executive Committee currently addresses matters which would otherwise be addressed by a nominating committee.

MATERIAL PROCEEDINGS

     There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely upon a review of Forms 3, Forms 4 and Forms 5 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act, it is the Company's belief that, other than as set forth below, any such forms required to be filed pursuant to Section 16(a) of the Exchange Act were filed, as necessary, by the officers, directors and securityholders required to file the same but some were filed late as set forth below.

      Based on the Company's knowledge, Messrs. Mednick, Bloom, Curry, Epstein, Wagner, DeLape, Ribero and Martinez were required to file Forms 5 for the fiscal year ended June 30, 1996. Each of Messrs. Mednick, Bloom, Curry, DeLape, Wagner and Epstein filed such forms late. To the Company's knowledge, Messrs. Ribero and Martinez did not file Forms 5. Other than Mr. Epstein who received options to purchase 133,333 shares of Common Stock, each of the foregoing individuals received during the fiscal year ended June 30, 1997, options to acquire 20,000 shares of Common Stock, which transactions would have been the subject of such Forms 5.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last two fiscal years by each person serving as the Chief Executive Officer of the Company and the five most highly compensated executive officers serving at June 30, 1997 whose compensation was in excess of $100,000 (the "Named Executive Officers").



                            ANNUAL COMPENSATION                      AWARDS          PAYOUTS
                -----------------------------------------   ----------------------  ---------

                                                                        SECURITIES
  NAME AND                                                  RESTRICTED  UNDERLYING
 PRINCIPAL                                  OTHER ANNUAL       STOCK     OPTIONS/   LTIP          ALL OTHER
  POSITION      YEAR  SALARY($)  BONUS($)  COMPENSATION($)  (AWARDS($)    SARS(#)   PAYOUTS($)  COMPENSATION($)
  --------      ----  ---------  --------  ---------------  ----------    -------   ----------  ---------------

Scott A         1997  225,000    28,782           --           --        20,000(2)    --            9,600(3)
Mednick(1)
Chairman and    1996  225,000    11,376        20,000          --           --        --            9,600(3)
CEO

Ronald E        1997  125,000    69,696(5)        --           --        20,000(2)    --            9,600(3)
Bloom(4)
President       1996  106,250    58,234           --           --           --        --            9,600(3)

Adam C          1997  125,000    81,480(5)        --           --        20,000(2)    --            9,600(3)
Curry(6)
Chief           1996  125,000     2,684           --           --           --        --            9,600(3)
Technology
Officer

Melvin          1997  156,923       --            --           --       133,333(2)    --              --
Epstein(7)
Chief           1996      --        --            --           --           --        --              --
Financial
Officer

Susan           1997  195,000    46,825           --           --        36,667(2)    --              --
Goodman(8)
Executive       1996  138,000       --            --           --           --        --          130,000(9)
Vice
President

Larry           1997  300,000       --            --           --       250,000       --            9,600(3)
Kopald(10)
President,      1996      --        --            --           --           --        --              --
The
Mednick Group

----------

1 Mr. Mednick commenced his employment with the Company in March 1996 and was appointed Chairman and Chief Executive Officer in March 1996.
2 Represents shares of Common Stock issuable upon exercise of options granted to the noted officer pursuant to the Amended and Restated 1997 Stock Option Plan at an exercise price of $4.05 per share for each individual, other than Mr. Bloom, who owned in excess of ten (10) percent of the outstanding Common Stock on the date of grant and whose options have an exercise price of $4.46 per share (representing the fair market value of the Common Stock at the time of grant as determined in accordance with the provisions of such plan).
3    Represents car allowances provided to the noted individuals.
4 Mr. Bloom commenced his employment with the Company in June 1996 and was appointed President in July 1996.
5 Represents a bonus as determined by the Compensation Committee of the Board of Directors.

6 Mr. Curry commenced his employment with the Company in June 1996 and was appointed Chief Technology Officer in June 1996.
7    Mr. Epstein commenced his employment with the Company in August 1996.
8    Ms. Goodman commenced her employment with the Company in June 1996.
9 Represents distributions to the noted executive as the former sole stockholder of the S.D. Goodman Group, Inc., a Subsidiary and previously a Subchapter S corporation.
10 Mr. Kopald commenced his employment with the Company effective as of May 31, 1997; consequently, prior to the end of fiscal 1997, Mr. Kopald received approximately $25,000 of the salary noted above.


OPTION/SAR GRANTS IN LAST FISCAL YEAR (1997)

     The following table sets forth certain information with respect to the options granted during the fiscal year ended June 30, 1997 for the Named Executive Officers:

               NUMBER OF SECURITIES       PERCENT OF TOTAL        (1)EXERCISE
                   UNDERLYING          OPTIONS/SARS GRANTED TO       OR BASE
   NAME        OPTIONS/SARS GRANTED  (#)EMPLOYEES IN FISCAL YEAR   PRICE($/SH)  EXPIRATION DATE
   ----        --------------------  ---------------------------   -----------  ---------------

Scott Mednick       20,000                  1.76                      4.05          2002
Ronald Bloom        20,000                  1.76                      4.46          2002
Adam Curry          20,000                  1.76                      4.05          2002
Melvin Epstein     133,333                 11.72                      4.05          2007
Susan Goodman       36,667                  3.22                      4.05          2007
Larry Kopald       250,000                 21.97                      3.69          2002

----------
1    Based upon the closing sales price of the Company's Common Stock on the day
     prior  to  the  grant  date  as  quoted  by  the  Nasdaq   National  Market
     System.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     There were no options exercised during the fiscal year ended June 30, 1997 by the Named Executive Officers. The following table sets forth certain information with respect to unexercised options held by such persons at the end of fiscal 1997.


                                         NUMBER OF SECURITIES UNDERLYING
                    SHARES                 UNEXERCISED OPTIONS/SARS AT    VALUE OF UNEXERCISED IN THE MONEY
                 ACQUIRED ON    VALUE              FY-END(#)                OPTIONS/SARS AT FY-END($)(1)
NAME             EXERCISE(#)  REALIZED($)  EXERCISABLE  UNEXERCISABLE        EXERCISABLE  UNEXERCISABLE
----             -----------  -----------  -----------  -------------        -----------  -------------

Scott Mednick       None        None          None         20,000               None        $  1,600
Ronald Bloom        None        None          None         20,000               None        $  1,600
Adam Curry          None        None          None         20,000               None        $  1,600
Melvin Epstein      None        None          None        133,333               None        $ 10,667
Susan Goodman       None        None          None         36,667               None        $  2,933
Larry Kopald        None        None          None        250,000               None        $110,000

----------

1 The calculations of the value of unexercised options are based on the difference between the closing sales price quoted by the Nasdaq National Market System of the Common Stock on June 30, 1997 and the exercise price of each option, multiplied by the number of shares of Common Stock covered by the option.

DIRECTOR COMPENSATION

     Employee directors receive no compensation for acting as directors or attending meetings of directors. Non-employee directors receive $1,000 per year for each year such director serves on the Board of Directors and $2,500 per meeting attended. In addition, all directors are currently entitled on June 30 each year to receive options to purchase 20,000 shares of Common Stock, after at least one full year of service and are eligible to receive options under the Company's stock option plans. All directors are entitled to reimbursement of reasonable expenses related to attending meetings of the directors. Frank DeLape, a former director of the Company, is a principal and director of Benchmark, which received a $500,000 finder's fee during the fiscal year ended June 30, 1997 and receives consulting fees of $7,000 per month from the Company. See "Certain Transactions-Consulting and Finder's Agreements."

EMPLOYMENT AGREEMENTS

     In June 1996, the Company entered into an employment agreement with each of Scott Mednick, Ronald Bloom, Adam Curry and James Carlisle, each of which provides for an initial term of three (3) years, subject to automatic extension for a period of two years in the absence of notice to the contrary at the option of the Company. Mr. Mednick's employment agreement provides that he is entitled to receive an annual salary of $225,000. Pursuant to the terms of their respective employment agreements, each of Messrs. Bloom, Curry and Carlisle receives an annual salary of $125,000 and are entitled to receive bonuses as determined by the Board of Directors. The Compensation Committee has granted bonuses to each of Messrs. Mednick, Bloom and Curry in the aggregate amounts, respectively, of $28,782; $69,696 and $81,480 In connection with renegotiation of such agreements, the Compensation Committee recently authorized increases to become effective January 1998 in the salaries of Messrs. Mednick, Bloom and Curry to $260,000 per year respectively (with up to ten percent (10%) annual increases thereafter).

     The Company also entered into an employment agreement with James Grannan which provided for a term of one year, subject to renewal for a period of one year at the discretion of the Company. On July 31, 1997, Mr. Grannan's employment agreement was renewed for a period of one year. Pursuant to the terms of such agreement, Mr. Grannan receives an annual salary of $125,000 and bonuses as determined by the Board of Directors. In connection with the recent renewal, Mr. Grannan was granted a $15,000 bonus and options to acquire 10,000 shares of Common Stock under the 1997 Plan (as hereinafter defined).

     The Company is also a party to an employment agreement with Susan Goodman, entered into in June 1996, which provides for an initial term of three years. Pursuant to the terms of the employment agreement, Ms. Goodman is entitled to receive an annual salary of $195,000 and bonuses thereafter as determined by the Board of Directors. In addition, Ms. Goodman has received bonuses pursuant to the terms of her employment agreement with the Company. Recently, in connection with renegotiation of such agreement, the Compensation Committee authorized an increase to become effective January 1998 of Ms. Goodman's salary to $215,000 and 25,000 shares of Common Stock under the 1997 Plan (as hereinafter defined).

     The Company also entered into an employment letter with Melvin Epstein, which provides for a term of one year, subject to renewal for periods of one (1) year at the discretion of the Company. Pursuant to the terms of such agreement, Mr. Epstein receives an annual salary of $180,000.

     In April 1997, the Company and David Hieb, formerly the owner of Internet One, entered into an agreement pursuant to which Mr. Hieb's employment with the Company was terminated in exchange for the payment to Mr. Hieb of $40,000 and acceleration of the vesting of options previously granted to him under the 1997 Plan to acquire 10,470 shares of Common Stock.

     In May 1997, in connection with the Company's acquisition of certain assets of Ketchum, the Company reached an agreement with Larry Kopald, pursuant to which Mr. Kopald is entitled to receive an annual salary of $300,000 the first year of his employment and $350,000 the second year of his employment. In addition, Mr. Kopald is entitled to receive bonuses of up to $150,000 in the first year of his employment and up to $100,000 in the second year of his employment based upon a principal account entering into advertising services agreements. Mr. Kopald is also entitled to receive bonuses of up to ten percent (10%) of profits on billings on the such account in excess of $16 million dollars in the first year of his employment agreement and up to ten percent (10%) of profits on billings on the such account in excess of $20 million dollars in the second year of his employment, and options exercisable to purchase up to 250,000 shares of Common Stock in equal increments over a period of four years at an exercise price of $3.69 per share, the market price of the Common Stock at the date of grant.

     The Company's employment agreements provide for termination by the Company upon death or disability of the individual and may be terminated with or without cause (as defined therein). Such agreements also provide for severance payments upon termination without cause based upon a multiple of the monthly salaries provided for therein (for up to twelve (12) months following the number of months otherwise remaining under such agreements). In addition, all of the foregoing employment agreements contain non-competition and confidentiality provisions that extend beyond the respective terms of such agreements for periods of up to one year.

CONSULTING AGREEMENTS

     See "Certain Transactions" for a description of the consulting and similar agreements to which the Company is a party.

LIMITATION ON LIABILITY; INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Certificate of Incorporation limits the personal liability of directors to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law. Section 145 of the Delaware General Corporation Law provides that a corporation's certificate of incorporation may limit the personal liability of its directors for monetary damages for breach of their fiduciary duties as directors except for liability: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) arising under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

     The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company is in the process of entering into indemnification agreements with its officers and directors reflecting the foregoing.


                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGMENT

     Shares of Common Stock are the only outstanding voting securities of the Company. As of the Record Date (the close of business on October 13, 1997), there were 6,611,668 shares of Common Stock issued and outstanding.

     The following table sets forth certain information, to the best of the Company's knowledge, with respect to the stock ownership of: (a) each person known by the Company to be the beneficial owner of five percent (5%) or more of the outstanding Common Stock; (b) each of the Company's directors and executive officers; and (c) all directors and executive officers as a group, as reported by each such person, as of the Record Date.


                                    NUMBER OF SHARES        % OF OUTSTANDING
NAME AND ADDRESS                    OF COMMON STOCK         SHARES OF COMMON
OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)  STOCK BENEFICIALLY OWNED
-------------------              ---------------------  ------------------------

Frank M. DeLape(2)                     898,898(3)                13.6%
16406 Brook Forest Drive
Houston, Texas 77059

Benchmark Equity Group, Inc.           682,231(4)                10.3%
700 Gemini
Houston, Texas 77058

Ronald Bloom(5)                        955,933(6)                14.3%
45 West 36th Street
New York, New York 10018

Scott A. Mednick(5)                    710,467(6)                10.6%
8000 Sunset Boulevard,
Penthouse East
Los Angeles, California 90046

Adam Curry(5)                          258,225(6)                 3.9%
30 Glen Road
Verona, New Jersey 07044

                                    NUMBER OF SHARES        % OF OUTSTANDING
NAME AND ADDRESS                    OF COMMON STOCK         SHARES OF COMMON
OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)  STOCK BENEFICIALLY OWNED
-------------------              ---------------------  ------------------------

Melvin Epstein(7)                       33,333(8)                  *
45 West 36th Street
New York. New York 10018

Larry Kopald(5)                        250,000(9)                  *
8000 Sunset Boulevard,
Penthouse East
Los Angeles, California 90046

James Carlisle(10)                     211,849(11)                3.2%
45 Allison Road
Alpine, New Jersey 07620

Susan Goodman(10)                       58,790(12)                 *
45 West 36th Street
New York. New York 10018

James Grannan(10)                       12,637(13)                 *
500 Bishop Street, Suite 5A
Atlanta, GA 30305

Omnicom Group Inc.                   1,183,333(14)               17.9%
437 Madison Avenue
New York, New York 10022

Barry Wagner(15)                        20,000(16)                 *
437 Madison Avenue, 9th Floor
New York, New York 10022

Richard Char(15)                        20,000(16)                 *
14 Sunkist Lane
Los Altos, California 94022

Marc Canter(15)                         20,000(16)                 *
701 Rhode Island
San Francisco, California
94107

All Directors and Executive          2,261,234                   32.7%
Officers as a Group (11
persons)
----------
*    Denotes less than one percent.
1 Unless otherwise noted, all of such shares of Common Stock listed above are owned of record by each individual named as beneficial owner and each such individual has sole voting and dispositive power with respect to the shares of Common Stock owned. The percentage of ownership is determined by assuming that any options or convertible securities held by the noted securityholder which are exercisable within 60 days from the date hereof have been exercised or converted, as the case may be.
2 Former director of the Company. See "Directors and Executive Officers" below.
3 Includes 682,231 shares and 180,000 shares of Common Stock beneficially owned by Benchmark Equity Group, Inc. and Trident II, L.L.C., respectively and 16,667 shares of Common Stock beneficially owned by Frank DeLape. Also includes options to acquire 20,000 shares of Common Stock granted to Frank DeLape as a director of the Company prior to his resignation. Mr. DeLape is an officer, director and principal stockholder of Benchmark Equity Group,

     Inc., a principal stockholder of the Company, and is an officer, director and principal of Oak Tree Capital, Inc., which is the manager and a member of Trident II, L.L.C. Mr. DeLape may be deemed to be beneficial owner of all such shares. Excludes 97,461 shares held by Christopher Efird, a principal of Benchmark Equity Group, Inc., and a former director of the Company.
4 Excludes 180,000 shares of Common Stock owned by Trident II, L.L.C., 16,667 shares of Common Stock owned by Frank DeLape and 20,000 shares of Common Stock issuable upon exercise of options granted to Mr. DeLape.
5 Officer and director of the Company. See "Directors and Executive Officers" below.
6 Includes 80,000 shares of Common Stock issuable upon exercise of currently exercisable options granted to the noted securityholder, but excludes 20,000 shares of Common Stock subject to options which are not currently exercisable. See "Executive Compensation."
7 Chief Financial Officer of the Company. See "Directors and Executive Officers" below.
8 Includes 33,333 shares of Common Stock issuable upon exercise of currently exercisable options granted to the noted securityholder, but excludes 125,000 shares of Common Stock subject to options which are not currently exercisable. See "Executive Compensation."
9 Includes 250,000 shares of Common Stock issuable upon exercise of options granted to the noted securityholder, which options are not currently exercisable. See "Executive Compensation."
10   Officer of the Company.
11 Includes 16,667 shares of Common Stock issuable upon exercise of currently exercisable options granted to the noted securityholder, but excludes 50,000 shares of Common Stock subject to options which are not currently exercisable.
12 Includes 9,167 shares of Common Stock issuable upon exercise of options granted to the noted securityholder but excludes 52,500 shares of Common Stock subject to options which are not currently exercisable.
13 Includes 8,667 shares of Common Stock issuable upon exercise of options granted to the noted securityholder but excludes 36,000 shares of Common Stock subject to options which are not currently exercisable.
14 Includes 120,000 shares issued to Omnicom Group Inc. in connection with the Company's acquisition of the assets and operations of Fathom Advertising from Ketchum Communications, Inc., a wholly-owned subsidiary of Omnicom Group Inc.
15   Director of the Company. See "Directors and Executive Officers" below.
16 Includes 20,000 shares of Common Stock issuable upon exercise of options granted to the noted securityholder, which options are not currently exercisable.


                             CERTAIN TRANSACTIONS

ISSUANCE OF FOUNDERS' STOCK

     In January 1996, Scott Mednick, Ronald Bloom, Benchmark Equity Group, Inc. and Christopher Efird, as the founding stockholders of the Company, acquired an aggregate of 2,171,506 shares of Common Stock in exchange for payment of an aggregate of $656 therefor.

CORPORATE REORGANIZATION

     In connection with the Company's acquisition of its subsidiaries in June 1996, the Company issued to Scott Mednick, as the sole stockholder of Scott A. Mednick and Associates, Inc., an aggregate of 208,084 shares of Common Stock. In addition, in June 1996, the Company issued: (a) an aggregate of 200,405 shares of Common Stock for the benefit of Adam Curry in connection with the Company's acquisition of On Ramp, Inc.; (b) an aggregate of 195,182 shares of Common Stock to James Carlisle in connection with the Company's acquisition of NetCube Corporation; (c) an aggregate of 3,970 shares of Common Stock to James Grannan in connection with the Company's acquisition of Creative Resources, Inc.; and
(d) an aggregate of 49,623 shares of Common Stock to Susan Goodman in connection with the Company's acquisition of The Goodman Group. Each of the foregoing individuals is an officer and/or director of the Company.

FINANCINGS

     In March 1996, the Company obtained a loan in the aggregate principal amount of $270,000 from three separate lenders, including Trident II, L.L.C. and Frank M. DeLape. In exchange for extension of the loan, the Company issued 10% convertible promissory notes (the "10% Notes"), including one in the principal amount of $225,000 to Trident II, L.L.C. and one in the principal amount of $20,000 to Mr. DeLape. Mr. DeLape, a founder of the Company and a former director, is an officer, director and principal of Benchmark Equity Group, Inc. ("Benchmark") and Oak Tree Capital, Inc., which is the manager and a member of Trident II, L.L.C. In August 1996, an aggregate of $27,000 in principal amount of the 10% Notes was converted into an aggregate of 216,667 shares of Common Stock. In July 1996, Trident II, L.L.C. loaned the Company an additional $75,000 evidenced by a separate non-convertible promissory note. Principal and interest outstanding under the 10% Notes and the $75,000 non-convertible promissory note were repaid out of the proceeds of a transaction with Omnicom Group Inc. in August 1996, described below.

     In April 1996, the Company loaned an aggregate of $1,000,000 to On Ramp, Inc. ("On Ramp") in connection with the redemption by On Ramp of 100 shares of its common stock (which shares of common stock represented 66% of the issued and outstanding capital stock of On Ramp). Such redemption was the result of an agreement previously reached among the former stockholders of On Ramp arising out of fundamental differences among such individuals relating to the operation and business strategy of On Ramp. In addition, the Company agreed to make available to On Ramp an additional $600,000. Such loans are evidenced by promissory notes executed on behalf of On Ramp in favor of the Company in the principal amounts of $1,000,000 and $600,000, respectively (the "On Ramp Notes"). Amounts outstanding under the On Ramp Notes accrue interest at the rate of 12% per annum. Payment of principal and interest on the On Ramp Notes was due on August 16, 1996, subject to a six-month cure period. Repayment of amounts outstanding under the On Ramp Notes was secured by the pledge in favor of the Company of 26 shares of common stock of On Ramp by Adam Curry (who, as a result of the foregoing redemption, became the sole stockholder of On Ramp). Subsequently, in connection with the Company's acquisition of On Ramp, the Company acquired all of the issued and outstanding capital stock of On Ramp, including the shares of common stock subject to the pledge .

     In May 1996, the Company loaned $70,000 to Internet One, Inc. ("Internet One"). Such loan is evidenced by a promissory note executed by Internet One in favor of the Company (the "Internet One Note"). Amounts outstanding under the Internet One Note accrue interest at the rate of 12% per annum. Payment of principal and interest on the Internet One Note was due on September 30, 1996. Repayment of amounts outstanding under the Internet One Note was secured by the pledge in favor of the Company of 132,000 shares of common stock of Internet One by David R. Hieb. Subsequently, in connection with the Company's acquisition of Internet One, the Company acquired all of the outstanding shares of capital stock of Internet One, including the shares of common stock subject to the pledge.

     In connection with the Company's acquisition of NetCube Corporation ("NetCube") in June 1996, Dr. James Carlisle agreed to forgive an aggregate of approximately $1,220,000 in debt owed to him by NetCube. In addition, the Company agreed to issue three promissory notes providing for repayment of amounts owed to each of Dr. Carlisle and his father, Dan Carlisle. Each of such promissory notes accrued interest at the rate of 8% per annum and was convertible into shares of Common Stock prior to expiration thereof at the rate of $7.50 per share. The principal amount of the promissory note issued to Dr. Carlisle was $132,000 and the principal amounts of the two promissory notes issued to Dan Carlisle were $288,000 and $515,760, respectively. The $132,000 promissory note issued to Dr. Carlisle and the $288,000 promissory note issued to Dan Carlisle were repaid prior to the Company's initial public offering in November 1996. The $515,760 convertible promissory note issued to Dan Carlisle is payable on March 31, 1998 (or earlier, upon the Company's receipt of $3,000,000 from a private offering of securities, the sale of 50% of the assets of the Company or another public offering).

     Pursuant to the terms of an agreement with Omnicom: (a) Omnicom purchased 938,667 shares of Common Stock from the Company in exchange for net proceeds of $4,948,000; (b) the Company appointed Barry Wagner to represent Omnicom on the Board of Directors; (c) Omnicom agreed not to increase its ownership interest in the Company absent the approval of the Board of Directors; and (d) Omnicom granted the Company a right of first refusal to purchase the shares of Common Stock owned by Omnicom.

     In November 1996, four principal stockholders of the Company transferred an aggregate of 124,667 shares of Common Stock to Omnicom for no cash consideration. In connection therewith, Omnicom consented to a stock split by the Company and related amendments to the Omnicom Agreement and the Company agreed to decrease the number of shares available under the Company's 1996 Stock Option Plan (which was subsequently terminated and replaced with the Company's Amended and Restated 1997 Stock Option Plan, which is the subject hereof). See the description of the Company's stock option plans under Proposal 2 hereinbelow.

CONSULTING AND FINDER'S AGREEMENTS

     In March 1996, the Company entered into consulting agreements with Benchmark pursuant to which the Company paid Benchmark $500,000 in finders fees and pays $7,000 per month in consulting fees. As of the date hereof, only one of such agreements (the $7,000 per month agreement) remains in effect and is scheduled to expire in March 1998. Frank DeLape, a stockholder and former director of the Company, is a principal and director of Benchmark.

     In June 1997, the Company entered into a consulting agreement with Jason H. Pollak, pursuant to which Mr. Pollak agreed to render to the Company for a period of one (1) year certain consulting services, including, among other things, providing merger and acquisition and investor and public relations services. In exchange therefor, the Company issued, in July 1997, 50,000 shares of Common Stock and agreed to issue an aggregate of 150,000 shares of Common Stock and options to acquire up to 150,000 additional shares of Common Stock. The securities subject to the consulting agreement are issuable in equal monthly installments and the option exercise prices are based upon the closing bid price of the Common Stock in each month that the corresponding options are issued.

ACQUISITION OF ASSETS OF KETCHUM COMMUNICATIONS, INC.

     In May 1997, the Company acquired certain of the assets of Ketchum Communications, Inc., a Pennsylvania corporation and wholly-owned subsidiary of Omnicom ("Ketchum"). Pursuant to the terms of an Asset Purchase and Forbearance Agreement, dated May 31, 1997, between the Company and Ketchum, the Company purchased all of Ketchum's right, title and interest in Fathom Advertising in Los Angeles, California in exchange for 120,000 shares of Common Stock.


                                 PROPOSAL 2:
             TO APPROVE AND RATIFY THE COMPANY'S ADOPTION OF THE
      THINK NEW IDEAS, INC. AMENDED AND RESTATED 1997 STOCK OPTION PLAN

     In July 1996, the Board of Directors adopted and the stockholders of the Company approved the THINK New Ideas, Inc. 1996 Stock Option Plan (the "1996 Plan"). Subsequently, in February, 1997, by resolution of the Board of Directors, the 1996 Plan was terminated and the participants therein were granted options (identical to those held in the 1996 Plan) in the THINK New Ideas, Inc. Amended and Restated 1997 Stock Option Plan (the "1997 Plan") which was adopted by resolution of the Board of Directors in September 1997. The 1997 Plan provides for the grant of options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, to officers and employees of the Company (and its subsidiaries) and options which do not so qualify ("Non-Qualified Options") to officers, directors, employees and consultants of the Company (and its subsidiaries). The Board of Directors deemed it advisable and in the best interests of the Company and its stockholders to establish the 1997 Plan and has, by resolution, directed that adoption of the 1997 Plan be presented to the stockholders of the Company for approval and ratification at the Annual Meeting. Pursuant to the terms of the 1997 Plan, the Company may grant options exercisable to purchase up to 2,000,000 shares of Common Stock. As of October 31, 1997, the Company had granted options exercisable to purchase up to 1,446,138 shares of Common Stock, which options had an aggregate market value, based on the closing sales price of the Common Stock underlying such options as quoted by the Nasdaq National Market System on such date, of $17,180,119.44. Such options become exercisable one year after the date of grant and are exercisable over a four-year period in equal annual increments. Options to purchase an aggregate of 192,554 shares of Common Stock are currently exercisable. The exercise prices of the options granted to date range from $3.69 to $12.52.

     The following summary of the material provisions of the 1997 Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Exhibit A.

GENERAL

     The 1997 Plan provides for the grant of Incentive Options and Non-Qualified Options with respect to, in the aggregate, up to 2,000,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option or Non-Qualified Option terminates prior to exercise thereof and during the duration of the 1997 Plan, the shares of Common Stock as to which such option or right was not exercised will again become available under the 1997 Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the 1997 Plan may be made available from authorized but unissued shares, treasury shares, or both. The 1997 Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the Company's outstanding voting stock entitled to vote thereon. In the event that the 1997 Plan is not approved by the stockholders, the 1997 Plan shall remain in force; however, an options granted thereunder shall automatically be deemed to be Non-Qualified Options.

     During the fiscal year ended June 30, 1997, the Board of Directors granted options to purchase 20,000 shares of Common Stock at exercise prices ranging from $4.05 to $4.46 to all directors serving at June 30, 1997, including four
(4) non-employee directors. Additionally, an option to purchase an aggregate of 250,000 shares of Common Stock at an exercise price of $3.69 was granted to Mr. Larry Kopald, an employee-director, in connection with negotiation of the terms of his employment with the Company. See "Executive Compensation." As of the date hereof, an aggregate of one hundred thirty-five (135) persons (including four
(4) employee-directors) are eligible to participate in the 1997 Plan. Such persons include eight (8) executive officers and/or directors of the Company and one hundred twenty-seven (127) other employees of the Company who are eligible to receive Incentive Options. The foregoing individuals are also eligible to receive Non-Qualified Options under the 1997 Plan, as are non-employee consultants of the Company. Although the Company has not to date issued options under the 1997 Plan to any non-employee consultants, the Company may from time to time issue Non-Qualified Options under the 1997 Plan to such individuals.

ADMINISTRATION

     Pursuant to its terms, the 1997 Plan may be administered by: (a) the Board of Directors; or (b) in the discretion of the Board of Directors, a committee (the "Committee") consisting of two or more members of the Board of Directors, each of whom must be a "Non-Employee" director as such term is defined by Rule 16b-3 (as amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors or the Committee (by a majority vote or, in the case two members, unanimous vote) generally has the authority to determine the individuals to whom and the date on which options are to be granted, the number of shares of stock to be subject to each option, the exercise price of such options, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option.

SECTION 16(B) COMPLIANCE

     It is intended that transactions pursuant to the 1997 Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of ten percent (10%) or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of
Section 16(b) by providing an exemption from the liability provisions for transactions which satisfy the conditions of Rule 16b-3

ELIGIBILITY AND EXTENT OF PARTICIPATION

     Incentive Options may be granted pursuant to the 1997 Plan only to employees (including officers and directors) of the Company (and its subsidiaries). Non-Qualified Options may be granted pursuant to the 1997 Plan to officers, directors, employees or consultants of the Company (and its subsidiaries).

     There is no minimum number of shares of Common Stock with respect to which an option may be granted. However, if the aggregate fair market value (as of the time of grant) of shares of Common Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options.

PURCHASE PRICE AND EXERCISE OF OPTIONS

     The price at which shares of Common Stock subject to an option may be purchased is determined by the Board of Directors (or the Committee); however, the exercise price of shares of Common Stock issuable upon exercise of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. However, if an Incentive Option is granted to an optionee who owns more than ten percent (10%) of the voting power of the capital stock of the Company, the minimum exercise price may not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

EXPIRATION AND TRANSFER OF OPTIONS

     The Board of Directors (or the Committee) has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised.

Any Incentive Option granted under the 1997 Plan to a ten percent (10%) or less stockholder and any Non-Qualified Option shall be exercised during a period of not more than ten years from the date of grant and any Incentive Option granted to a greater than ten percent (10%) stockholder shall be exercised within five
(5) years from the date of grant. No Incentive Options may be granted under the 1997 Plan more than ten (10) years after the date of adoption of the 1997 Plan.

     Options granted under the 1997 Plan are not transferable except upon death. Options generally may be exercised only while the option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an option holder, options may be exercised to the extent of the accrued right to exercise the option within one year of termination of employment due to disability. In the event of the death of an option holder, options may be exercised subject to expiration of the option within three (3) years after the date of death, to the extent of the accrued right to exercise the option at the date of death.

     Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the 1997 Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the 1997 Plan or for the assumption of options theretofore granted. If the 1997 Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

FEDERAL INCOME TAX CONSIDERATIONS

     In the case of Incentive Options, no taxable gain will be realized by an option holder upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any Common Stock received over the exercise price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

     The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the option holder or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of: (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over
(ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

     Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a twenty percent (20%) excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the 1997 Plan. The determination of the application of these rules will depend upon a number of factual maters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the 1997 Plan.

     The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

EXERCISE OF OPTIONS

     Generally, an option will be exercised by the tender of written notice of the option holder's intention to exercise and payment in cash of the aggregate exercise price for the shares of Common Stock for which the option is being exercised. The Board of Directors (or the Committee) may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such aggregate exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provide all documentation and procedures are approved in advance by the Board of Directors (or the Committee). The Company has the authority under the 1997 Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

     The Board of Directors (or the Committee) may, in its discretion, at any time prior to the exercise of an option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable and receive an amount (payable in cash, shares of Common Stock or combination thereof as determined by the Board of Directors or the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof) and the aggregate exercise price thereof.

AMENDMENTS TO THE 1997 PLAN

     The Board of Directors may at any time terminate the 1997 Plan or make such amendments thereto as its deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law, rule or regulation and, provided that, no such action may be taken if it affects or impairs the rights of an individual holding options previously granted (absent such holder's consent). Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

     VOTE REQUIRED FOR APPROVAL. Approval and ratification of the Company's adoption of the 1997 Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed Proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to approve the 1997 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND RATIFICATION OF THE THINK NEW IDEAS, INC. AMENDED AND RESTATED 1997 STOCK OPTION PLAN AS SET FORTH IN EXHIBIT A HERETO, AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM THE STOCKHOLDERS WILL BE VOTED IN FAVOR OF ADOPTION OF SUCH PLAN.


                            OTHER PROPOSED ACTION

     The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters that other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement were to properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors. Stockholders should note, however, that the Bylaws of the Company provide that no proposals or nominations of Directors by stockholders shall be presented for vote at the Annual Meeting unless notice complying with the requirements in the Bylaws was provided to the Board of Directors or the Secretary of the Company no later than the close of business on the last business day of the month of January prior to the Annual Meeting.

                       SHAREHOLDER PROPOSALS GENERALLY

     If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Board of Directors with respect to any meeting of stockholders, such proposal must be in conformity with applicable rules and regulations and must be presented to the Secretary of the Company no later than:
(a) the close of business on the fifth (5th) day following the day that notice of such meeting is first given to stockholders with respect to a special meeting; or (b) the close of business on the last business day of the month of January with respect to an annual meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                             THINK NEW IDEAS, INC.


                                             BY: /S/ MELVIN EPSTEIN
                                                 -------------------------
                                                 MELVIN EPSTEIN, SECRETARY

                                                                           PROXY
                      ANNUAL MEETING OF SHAREHOLDERS OF
                  THINK NEW IDEAS, INC. ON DECEMBER 11, 1997

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Mednick, Ronald Bloom and Barry Wagner and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held on December 11, 1997, at 10:00 a.m. (Pacific Time) at THINK New Ideas, Inc., 8000 Sunset Boulevard, Penthouse East, Los Angeles, California 90046, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, or such other business as may properly come before the meeting.

1. TO ELECT SEVEN DIRECTORS TO SERVE FOR A PERIOD OF ONE YEAR OR UNTIL SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

 __                                         __
/_/  FOR ALL NOMINEES LISTED BELOW         /_/   WITHHOLD  AUTHORITY  FOR
                                                 ALL NOMINEES LISTED BELOW

INSTRUCTION: To withhold authority to vote for the nominee, strike through the nominee's name:

            Scott Mednick . Ronald Bloom . Adam Curry . Barry Wagner
                   Larry Kopald . Richard Char . Marc Canter

2. TO APPROVE THE ADOPTION OF THE THINK NEW IDEAS, INC. AMENDED AND RESTATED 1997 STOCK OPTION PLAN (which provides for the issuance of Incentive Stock Options and Non-Qualified Stock Options).

             __                __                  __
            /_/  FOR          /_/ AGAINST         /_/ ABSTAIN

Dated:  ______________, 1997                ____________________________________
                                                           Signature

Dated:  ______________, 1997                ____________________________________
                                                     Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as executor, administrator, trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE  MARK,  SIGN AND  RETURN  THIS  PROXY CARD  PROMPILY  USING THE  ENCLOSED
ENVELOPE.

                                  EXHIBIT A

--------------------------------------------------------------------------------













                            THINK NEW IDEAS, INC.
                             AMENDED AND RESTATED
                            1997 STOCK OPTION PLAN












--------------------------------------------------------------------------------

                            THINK NEW IDEAS, INC.
                             AMENDED AND RESTATED
                            1997 STOCK OPTION PLAN



                                  ARTICLE I
                                  ---------
                          ESTABLISHMENT AND PURPOSE
                          -------------------------


     Section 1.1. THINK New Ideas, Inc., a Delaware corporation (the "Company"), hereby establishes a stock option plan to be named the Amended and Restated THINK New Ideas, Inc. 1997 Stock Option Plan (the "Plan").

     Section 1.2. The purpose of this Plan is to induce persons who are officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.0001 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons, including those who are not employees. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require. Persons granted Options hereunder may be referred to hereinafter as the "Optionees."

     Section 1.3. All Options granted on or after the date that this Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this Plan unless the terms of any such Option specifically indicate that it is not to be so governed.

     Section 1.4. Any Option granted hereunder which is intended to qualify as an Incentive Option which, for any reason whatsoever, fails to so qualify, shall be deemed to be a Non-Qualified Option granted hereunder.


                                  ARTICLE II
                                  ----------
                                ADMINISTRATION
                                --------------

     Section 2.1. All determinations hereunder concerning the selection of persons eligible to receive awards under this Plan and determinations with respect to the timing, pricing and amount of an award hereunder (other than pursuant to a non-discretionary formula hereinafter set forth, shall be made by an administrator (the "Administrator"). The Administrator shall be either: (a) the Board of Directors, or (b) in the discretion of the Board of Directors, a committee of not less than two members of the Board of Directors (the "Committee"), each of whom is a "Non-Employee" Director as such term is defined in Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event this Plan is administered by the Committee, the Committee shall select one of its members to serve as the chairman thereof and shall hold its meetings at such times and places as it may determine. In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee.

     Section 2.2. The provisions hereof relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this Plan shall be deemed to incorporate by reference such modification. Any agreement relating to the grant of any Incentive Option hereunder, which Option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to the Optionee. Any agreement relating to an Incentive Option granted hereunder shall provide that the Optionee hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

     Section 2.3. If any provision of this Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted hereunder from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

     Section 2.4. The Company shall grant Options hereunder in accordance with determinations made by the Administrator pursuant to the provisions hereof. All Options granted pursuant hereto shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this Plan and take such action in the administration of this Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), the terms and provisions of the respective agreements relating to the grant of Options (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction of any provision of this Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

     Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this Plan or the Options granted hereunder. Members of the Board of Directors and/or the Committee, as the Administrator, shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this Plan.


                                 ARTICLE III
                                 -----------
                    TOTAL NUMBER OF SHARES TO BE OPTIONED
                    -------------------------------------

     Section 3.1. There shall be reserved for issuance or transfer upon exercise of the Options granted from time to time hereunder an aggregate of 2,000,000 shares of Common Stock (subject to adjustment as provided in Article VIII hereof). The shares of Common Stock issued upon exercise of any Option granted hereunder may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

     Section 3.2. In the event that any Options outstanding under this Plan for any reason expire or are terminated without having been exercised in full, the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer hereunder.

     Section 3.3. No Options shall be granted pursuant hereto to any Optionee after the tenth anniversary of the earlier of: (a) the date that this Plan is adopted by the Board of Directors, or (b) the date that this Plan is approved by the stockholders of the Company.



                                  ARTICLE IV
                                  ----------
                                 ELIGIBILITY
                                 -----------

     Section 4.1. Non-Qualified Options may be granted hereunder to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted hereunder only to employees (including officers and directors who are employees) of the Company (or any of its subsidiaries) selected by the Administrator. For purposes of determining who is an employee with respect to eligibility for Incentive Options, the provisions of Section 422 of the Code shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this Plan.

     Section 4.2. The Administrator shall (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; PROVIDED, HOWEVER, no Option shall be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant by the Administrator in accomplishing the purpose of this Plan.


                                  ARTICLE V
                                  ---------
                       TERMS AND CONDITIONS OF OPTIONS
                       -------------------------------

     Section 5.1. Each Option granted under this Plan shall be evidenced by a stock option certificate and agreement (the "Option Agreement") in a form consistent with this Plan, provided that the following terms and conditions shall apply:

          (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Option Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted hereunder to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

          (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the "fair market value" shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the Common Stock in arms-length transactions; (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of the Common Stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for the Common Stock on that day or on the date nearest preceding that day; or (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the Common Stock was not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the "fair market value" of the Common Stock as it shall deem appropriate.

          (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee shall be considered to own those shares of stock which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of capital stock of the Company.

          (d) Notwithstanding any other provision hereof, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate "fair market value" (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company (and its subsidiary corporations and its parent, if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

          (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; PROVIDED, HOWEVER, that non-employees are not eligible to receive Incentive Options.

          (f) The duration of any Option shall be within the sole discretion of the Administrator; PROVIDED, HOWEVER, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

          (g) An Option shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

          (h) At least six (6) months shall elapse from the date on which an Option is granted to an officer, director, or beneficial owner of more than ten percent (10%) of the outstanding shares of Common Stock of the Company under this Plan by the Administrator to the date on which any share of Common Stock underlying such Option is sold, unless the Administrator otherwise consents in writing.

                                  ARTICLE VI
                                  ----------
                      EMPLOYMENT OR SERVICE OF OPTIONEE
                      ---------------------------------

     Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non- Qualified or Incentive Option shall terminate immediately, subject to the provisions of any employment agreement between the Company (or any subsidiary) and an Optionee which, by its terms, provides otherwise. In the event that an employee who is an Optionee hereunder has entered into an employment agreement with the Company (or a subsidiary), "cause" shall have the meaning attributed thereto in such employment agreement; otherwise, "cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

     Section 6.2. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, if the employment or service of an Optionee is terminated by either the Optionee or the Company for any reason other than cause, death, or for disability (as defined in Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination.

     Section 6.3. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, in the case of an Optionee who becomes disabled (as defined by Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination

     Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

     Section 6.5. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

     Section 6.6. Options granted hereunder shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

     Section 6.7. Nothing contained in this Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.


                                 ARTICLE VII
                                 -----------
                              PURCHASE OF SHARES
                              ------------------

     Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which an Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to subsequently exercise his or her Option from time to time, in accordance with this Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price payable upon exercise of an Option shall be in United States dollars and shall be payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her having an aggregate fair market value at least equal to the aggregate purchase price. The "fair market value" of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

     Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

     Section 7.3. No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until such Option has been exercised and a stock certificate or certificates for the shares of Common Stock purchased by the Optionee are issued to the Optionee in accordance with the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date that any such stock certificate is issued, except as provided in Article VIII hereof.

     Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options; or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for issuance and/or exercise.

     Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this Plan that: (i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act of 1934, or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this Plan and the subject Option.

     Section 7.6. An Option may be exercised by tender to the Administrator of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.


                                 ARTICLE VIII
                                 ------------
                  CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                  -----------------------------------------
                  STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.
                  -----------------------------------------

     Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

     Section 8.2. The grant of an Option hereunder shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.


                                  ARTICLE IX
                                  ----------
                     DURATION, AMENDMENT AND TERMINATION
                     -----------------------------------

     Section 9.1. The Board of Directors may at any time terminate this Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder; PROVIDED, HOWEVER, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to (SECTION)422(b) of the Code, no Incentive Option may be granted pursuant to this Plan after ten years from the date this Plan is adopted or the date this Plan is approved by the stockholders of the Company, whichever is earlier.


                                  ARTICLE X
                                  ---------
                                 RESTRICTIONS
                                 ------------

     Section 10.1. Any Options and shares of Common Stock issued pursuant hereto shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Option Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting the grant of an Option or SAR pursuant hereto, each Optionee shall agree to any such restrictions.

     Section 10.2. Any certificate evidencing shares of Common Stock issued pursuant to exercise of an Option shall bear such legends and statements as the Administrator, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No certificate evidencing shares of Common Stock shall be delivered pursuant to exercise of the Options granted under this Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Administrator, the Board of Directors or counsel to the Company deems necessary or advisable.


                                  ARTICLE XI
                                  ----------
                             FINANCIAL ASSISTANCE
                             --------------------

     Section 11.1 The Company is vested with the authority hereunder to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable upon exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.


                                 ARTICLE XII
                                 -----------
                             APPLICATION OF FUNDS
                             --------------------

     Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                 ARTICLE XIII
                                 ------------
                            EFFECTIVENESS OF PLAN
                            ---------------------

     Section 13.1 This Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

     IN WITNESS WHEREOF, pursuant to the approval of this Plan by the Board of Directors, this Plan is executed and adopted the 30th day of September, 1997.


                                   THINK NEW IDEAS, INC.

[CORPORATE SEAL]

                                   By: /S/ SCOTT A. MEDNICK
                                       -----------------------------------------
                                       Scott A. Mednick, Chief Executive Officer

ATTEST:

By:   /S/ MELVIN EPSTEIN
      ------------------
      Melvin Epstein